UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2018
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 8.01 Other Events

On February 27, 2018 Axon Enterprise, Inc. (the "Company" or "Axon"), issued a press release announcing the grant on February 27, 2018 of a performance nonqualified stock option award (the "CEO Performance Award") to Patrick Smith, the Company's Chief Executive Officer and director, subject to approval of the Company's stockholders at the 2018 Annual Meeting of Stockholders.

Other Information

Axon plans to file with the Securities and Exchange Commission (the "SEC"), and furnish to its stockholders, a proxy statement in connection with the CEO Performance Award (the "Proxy Statement") to be voted upon at the Company's annual meeting in May 2018 (the "Annual Meeting"). The Proxy Statement will contain important information about the CEO Performance Award and related matters. STOCKHOLDERS OF AXON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AXON AND THE CEO PERFORMANCE AWARD. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Axon through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of these documents from Axon by contacting the Company's Investor Relations by email at ir@axon.com, or by going to the Company's Investor Relations page on its website at investor.axon.com.

Participants in the Solicitation

The directors and executive officers of Axon may be deemed to be participants in the solicitation of proxies from the stockholders of Axon in connection with the CEO Performance Award. The following directors and executive officers of the Company are participants in the Company’s solicitation: Michael Garnreiter, Director, Hadi Partovi, Director, Mark W. Kroll, Director, Dr. Richard Carmona, Director, Bret Taylor, Director, Matthew McBrady, Director, Julie Anne Cullivan, Director, Patrick W. Smith, Director and Chief Executive Officer, Luke S. Larson, President, Jawad Ahsan, Chief Financial Officer, Douglas E. Klint, General Counsel, and Josh M. Isner, Chief Revenue Officer. None of such participants owns in excess of 1% of the Company's common stock except for Patrick Smith. Mr. Smith beneficially owns 2.4% of the Company’s outstanding common stock. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Annual Meeting will be included in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release Dated February 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2018	Axon Enterprise, Inc.
	By:	/s/ DOUGLAS E. KLINT
Douglas E. Klint
General Counsel